MEET SHARE DECIDE INVESTOR PRESENTATION FEBRUARY,2020 NYSE: GLOW | CORPORATE OVERVIEW

SAFE HARBOR STATEMENT This presentation and any oral statements made regarding the subject of this presentation contain forward-looking statements as defined under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, that address activities that Glowpoint, Inc. (together with its subsidiaries, the “Company”, “Glowpoint” or “GLOW”) assumes, plans, expects, believes, intends, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. Glowpoint’s actual results may differ materially from its expectations, estimates and projections, and consequently you should not rely on these forward-looking statements as predictions of future events. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation include statements regarding the Company’s future financial and operating performance, ability to successfully integrate with Oblong and capture additional market share, ability to satisfy the NYSE American’s initial listing standards, future compliance with the NYSE American’s continued listing standards, and opportunities for increasing shareholder value. The forward- looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. A list and description of these and other risk factors can be found in the Company’s Annual Report on Form 10-K for the year ending December 31, 2018 and in other filings made by the Company with the SEC from time to time, including the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2019. These documents are available through the “Investor Relations” portion of Glowpoint’s website at www.glowpoint.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. Any of these factors could cause Glowpoint’s actual results and plans to differ materially from those in the forward-looking statements. Therefore, Glowpoint can give no assurance that its future results will be as estimated. Glowpoint does not intend to, and disclaims any obligation to, correct, update or revise any information contained herein. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. This presentation includes certain pro forma financial information reflecting the impact of Glowpoint’s acquisition of Oblong Industries, Inc. (“Oblong”) and its offering and sale of Series E Preferred Stock, each of which closed on October 1, 2019. Certain additional selected historic financial information for Oblong is included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 14, 2019 and Form 8-K filed on December 18, 2019. All amounts, dollars and percentages presented in this presentation are rounded and therefore approximate. NYSE: GLOW | CORPORATE OVERVIEW 2

RECENT MERGER EVOLVES OUR BUSINESS IN VISUAL AND CONTENT COLLABORATION GLOWPOINT MERGED WITH OBLONG INDUSTRIES IN OCTOBER 2019 • Creates a unique collaboration services company focused on delivering advanced content collaboration solutions that dramatically enhance both in-room and virtual presentations • Monetizing Cisco WebEx and IBM partnerships creating a large distribution channel of new customers looking for advanced collaboration solutions • Leveraging Oblong’s technology with Glowpoint’s operational expertise in Service Management and Operations to grow revenue and improve margins 3

GLOWPOINT AT A GLANCE

Substantially enhancing day-to-day virtual meetings with technology that accelerates decision making, improves communication, and increases productivity

MONETIZING KEY PARTNERSHIPS

Ramping bookings from global distribution partnership with Cisco's Collaboration Division to deliver new revenue stream in 2020 and on-going IBM Watson and U.S. Industrial customers

EXPERIENCED TECH LEADERSHIP TEAM

C-Suite brings decades of experience in technology development and running technology companies

85 EMPLOYEES WORLDWIDE

- Engineering - 30
- Sales & Marketing - 15
- Operations & System Design - 30
- G&A - 10

COMPREHENSIVE PRODUCT SUITE

- Mezzanine's digital collaboration platform can be sold as delivered systems in various configurations from small teams to total immersion experiences
- Building a cloud-based offering in 2020

BROAD CUSTOMER BASE

Established relationships with Fortune 500 companies provides growth pipeline

FINANCIAL SNAPSHOT

$7M market cap ($34.6 M fully diluted)[1]
2018 revenue of ~$30M[2]
NYSE American Ticker: GLOW

1 - Based on market close price of $1.44 and 5.4 million share outstanding or 24 million fully diluted shares
2 - Glowpoint 2018 revenue of $12.6M + Oblong 2018 revenue of $17.2M

NYSE: GLOW | CORPORATE OVERVIEW

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OBLONG EXPANDS THE ADDRESSABLE MARKET


Virtual
Meetings
$8B
Enterprise
Collaboration
$31B
Content
Distribution
$1.3B
The addition of Oblong's suite of products expands Glowpoint's target addressable market to ~ $500MM
Workstream Collaboration

Source: MarketsandMarkets, Sept,2019

NYSE: GLOW | CORPORATE OVERVIEW

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“Every once in a while something crops up that is truly game-changing. The technologies that Oblong is working on are absolutely revolutionary. And they will shape the future of computing.” MG SIEGLER TECHCRUNCH; CRUNCHFUND; GOOGLE VENTURES

CONTENT IS THE NEW DISRUPTOR ✓ VOICE, DATA AND VIDEO CONFERENCING ARE ESTABLISHED TOOLS FOR CONNECTING REMOTE TEAMS AND PARTICIPANTS ✓ THE MARKET IS MOVING TO MULTIPLE PEOPLE INTERACTING WITH MULTIPLE STREAMS OF CONTENT IN A SHARED DIGITAL SPACE VIDEO & WEB VIDEO AS STREAMS OF AUDIO VOIP CONFERENCING A SERVICE CONTENT 1980’s 1990’s 2000’s 2010’s 2020’S NYSE: GLOW | CORPORATE OVERVIEW 7

FLAGSHIP PRODUCT MEZZANINE Creates a new workspace where participants add, control and arrange content simultaneously from any location. Allows all participants to see the same content in its entirety at the same time in identical formats.

MEZZANINE WAND The wand is proprietary to our platform as a unique, award-winning, input device that provides spatial and gestural control of collaboration sessions ✓Highly Intuitive ✓Gesture based ✓Patent protected

MEZZANINE AT THE CONFLUENCE OF AUDIO, VIDEO, AND CONTENT ENGAGE ALL YOUR TEAMS AT ONCE DECIDE USING MEET FROM ALL YOUR DATA ANYWHERE NYSE: GLOW | CORPORATE OVERVIEW 10

MEZZANINE USE CASES AT THE CONFLUENCE OF AUDIO, VIDEO, AND CONTENT 11

JLL DEMONSTRATES COMPELLING ROI Compelling ROI JLL returned their investment in Mezzanine in 30 days using our application to generate: ✓ Higher Customer Engagement ✓ Increased close rates ✓ Shortened sales cycles JLL (NYSE: JLL) is a leading real estate and investment management firm and a Fortune 500 ✓ Reduced sales costs company with annual revenue of $18.0 billion, operations in over 80 countries and a global workforce of more than 93,000. 12

A MEZZANINE ROOM FOR EVERY TEAM 13

OBLONG’S TECHNOLOGY USED BY A DIVERSE PORTFOLI0 OF FORTUNE 500 CUSTOMERS NYSE: GLOW | CORPORATE OVERVIEW 14

INTELLECTUAL PROPERTY WITH OVER $100 MILLION INVESTED IN TECHNOLOGY AND IP, OBLONG IS THE ONLY PROVIDER DELIVERING MULTIPLE STREAM CONTENT SHARING WITH MULTIPLE PARTIES IN MULTIPLE LOCATIONS, ALL INTERACTING WITH THE CONTENT IN REAL TIME SPATIAL COMPUTING PATENTS ISSUED PATENTS Foundational patents for immersive computational 46 issued in the US systems (multi-display, VR, AR) 28 issued in the EU, Korea, Japan, China, India Spatial and gestural control using hands or spatial input devices PENDING APPLICATIONS DISTRIBUTED APPLICATIONS PATENTS 8 pending in the US 31 pending worldwide Enabling applications across multiple screens, locations, Additional applications being drafted CPUs and devices for collaborative computing 3D INPUT DEVICES PATENTS Novel solutions permitting flexible, accurate and easy to use 3D input devices in a spatial environment NYSE: GLOW | CORPORATE OVERVIEW 15

COLLABORATION LANDSCAPE MEZZANINE ENABLES A USER EXPERIENCE UNLIKE ANY OTHER + ClickShare CONTENT - INTERACTION + - 16

MEZZANINE MOVES BEYOND VIDEO-ENABLED CONNECTION MEZZANINE WORKS WITH MULTIPLE PLATFORMS • Business use of video pervasive ▪ Millions of users ▪ Infrastructure well established ▪ Remote collaboration is mission critical 230M+ • Easy video connection is no longer enough • User demand for additional applications and functionality is the future growth driver Source: Public Filings 17 NYSE: GLOW | CORPORATE OVERVIEW

LEVERAGING STRATEGIC PARTNERSHIPS TRANSITIONING TO CLOUD - BASED, SAAS OFFERING LEVERAGING CISCO AND IBM HARDWARE PRODUCT PRODUCT Mezzanine Integrations: WebEx Room Kits and Mezzanine + Watson Workspace Integration WebEx Teams COMMERCIAL COMMERCIAL Initial go-to-market focus with IBM U.S. Industrial Certified Cisco Solution Partner Sector; multiple pursuits in motion Cisco-LG-Oblong bundle and integrated Pursuing placement in GTS catalogue solution now offered through ScanSource as a distributor NYSE: GLOW | CORPORATE OVERVIEW 18

GO TO MARKET OPPORTUNITY PARTNERED WITH OBLONG’S PRODUCTS HAVE A $500MM ADDRESSABLE MARKET WITHIN THE CISCO CHANNEL COMMERCIAL CISCO COLLABORATION • Certified Cisco Solution Partner since BY THE NUMBERS 2019 ✓ 95% of the Fortune 500 use Cisco • Cisco and Oblong have recently for some form of Collaboration expanded their relationship making ✓ 125 Billion Minutes of Annual Oblong’s products/services through Usage on Webex Cisco Solutions Plus. Also available on ✓ 200 Million Users/Participants on Cisco’s Global Price List the platform • Oblong’s pipeline has grown markedly ✓ 500 Million Meetings hosted in Q1-20’. Bookings are expected to Annually accelerate throughout the year. NYSE: GLOW | CORPORATE OVERVIEW 19

REVENUE MIX SHIFTING TO SaaS 1 AND HaaS 2 MOVING FROM ON-PREMISES TO CLOUD – POSITIONED FOR HIGH GROWTH SUPPORTED BY CUSTOMER AND PARTNER DEMAND 2010 - 2019 2020 2021 • Building on technology • Hardware model foundation and customer delivered on-premises validation and highly customized • Mezzanine to reach • Majority of revenue • IT Service Management broader user base realized through SaaS and delivered through a through cloud and hybrid Hybrid services. combination of 3rd party delivery of proprietary applications technology • Focus shifting to user experience and simplicity 1. SaaS – Software as a Service 2. HaaS – Hardware as a Service NYSE: GLOW | CORPORATE OVERVIEW 20

LONG-TERM REVENUE MODEL1 SHIFTING REVENUE MIX FROM ON-PREMISES TO CLOUD . Mezzanine gradually moving to hybrid/cloud service (“HCS” – primarily sold through Cisco channel) – growth engine . Mezzanine Classic (High Experience, Large Scale Demonstration Centers – sold direct) . Glowpoint Managed Video Services Monetized through EOL. LQA (9/30/19) 2020 2021 2022 3 YEAR TOTAL TARGET GM% HCS $0 $5 - 10M $15 – 25M $40 – 50M $60 - 85M 70% Mezzanine Classic $15M $5 – 10M $5M $3 – 5M $13 - 20M 50% Managed Services $9MM $5 – 7M $4 – 5M $3 – 5M $12 - 17M 35% TOTAL $24M $15 - $27M $24 - $35M $46 – 60M $85 – 122M 65% Gross Margin 44% 52% 60% 65% 1. All statements, other than statements of historical facts, that address activities that Glowpoint, Inc. (together with its subsidiaries, the “Company”, “Glowpoint” or “GLOW”) assumes, plans, expects, believes, intends, projects, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. Glowpoint’s actual results may differ materially from its expectations, estimates and projections, and consequently you should not rely on these forward-looking statements as predictions of future events NYSE: GLOW | CORPORATE OVERVIEW 21

SUMMARY FINANCIALS Nine Months Ended 9/30/19 Summary Income Statement (Unaudited and Pro Forma 1 $ in millions Combined ) Net revenue $ 20.2 ✓ 2020 Goal: improve AEBITDA by ~50% Gross margin $ 12.5 ✓ 2021 Goals: Operating loss $ (14.1) ✓ AEBITDA positive by Q4 2021 Net loss $ (14.4) ✓ Shift Revenue mix to majority of products AEBITDA2 loss $ (10.1) purchased ‘as a service’ by EOY 2021 as of September 30, 2019 Summary Balance Sheet Data (Unaudited and Pro Forma 1 $ in millions Combined ) Cash $ 6.0 $ 12.4 Total current assets As of 9/30/19 (pro forma): Total assets $ 37.9 ✓ Cash of $6.0M Total current liabilities $ 8.4 ✓ Working capital: $4.0 M Total liabilities $ 14.0 Stockholders’ equity $ 23.9 Total liabilities and stockholders’ equity $ 37.9 1 Reflects the preliminary and unaudited pro forma financials as reported in the Company’s Form 8-K filed with the SEC on 12/18/19. The pro forma adjustments include (but are not limited to) the Series E proceeds of $2.51M closed on 10/1/19 and $3M of Oblong notes payable that were converted to equity on 10/1/19. See the 8-K for the full financial statements and a full description of all preliminary pro 22 forma adjustments. 2 Adjusted EBITDA (AEBITDA) is a non-GAAP financial measure. See slide 23 for a reconciliation of this non-GAAP financial measure to net loss.

GAAP TO NON-GAAP RECONCILIATION GAAP to Non-GAAP Reconciliation Nine Months Ended 9/30/19 1 $ in millions (Unaudited and Pro Forma Combined) Net loss $ (14.4) Depreciation and amortization 2.8 Interest and other expense, net 0.3 Impairment charges 0.9 Stock-based compensation expense 0.3 AEBITDA loss $ (10.1) 1 Adjusted EBITDA (“AEBITDA”), a non-GAAP financial measure, is defined as net loss before depreciation and amortization, income tax expense, stock-based compensation, impairment charges, and interest and other expense, net. AEBITDA is not intended to replace operating loss, net loss, cash flow or other measures of financial performance reported in accordance with generally accepted accounting principles (GAAP). Rather, AEBITDA is an important measure used by management to assess the operating performance of the Company and is used in determining achievement of performance-based stock awards. AEBITDA as defined here may not be comparable to similarly titled measures reported by other companies due to differences in accounting policies. Therefore, AEBITDA should be considered in conjunction with net loss and other performance measures prepared in accordance with GAAP, such as operating loss or cash flow provided by (used in) operating activities, and should not be considered in isolation or as a substitute for GAAP measures, such as net loss, operating loss or any other GAAP measure of liquidity or financial performance. A reconciliation of AEBITDA to net loss is shown herein. NYSE: GLOW | CORPORATE OVERVIEW 23

INVESTMENT HIGHLIGHTS GLOWPOINT IS A POISED TO GROW BY DRIVING THE NEXT GENERATION OF VISUAL AND DATA COLLABORATION ENTERED EXCITING LARGE MARKET WITH OBLONG ACQUISITION • $8B addressable market • Brings patented video collaboration technology in a unique digital collaboration platform • Brings key partnerships with Cisco WebEx and IBM to begin monetize in 2020 EXPANDED GLOBAL DISTRIBUTION WITH CISCO • Recent Global Distribution Agreement with Cisco WebEx poised for significant topline growth • Building SaaS offering for CSCO roll-out in 2020 NEAR-TERM STRATEGY SHIFT TO CLOUD DRAMITICALLY EXPANDS GROSS MARGIN • 10X growth from anticipated Mezzanine cloud revenue in next 3-4 years drives gross margin expansion from mid-40’s to mid-60’s • Near-term goals to reduce operating and cap-ex spend to be EBITDA profitable by 2021 NYSE: GLOW | CORPORATE OVERVIEW 24

IR contact: Brett Maas Hayden IR Brett@HaydenIR.com (glowpoint) (646) 536-7331